                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report: (Date of earliest event reported): March 25, 2005
                                (March 24, 2005)


                           BLUE DOLPHIN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)




     DELAWARE                      0-15905                   73-1268729
    (State of                    (Commission                (IRS Employer
  Incorporation)                 file Number)             Identification No.)


                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On March 24, 2005, Blue Dolphin Energy Company, a Delaware corporation ("Blue Dolphin"), issued a press release reporting its earnings for the quarter and year ended December 31, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

           (c)      Exhibits

                    99.1     Press Release issued March 24, 2005.


SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 25, 2005.

                                       BLUE DOLPHIN ENERGY COMPANY

                                       /s/ G. Brian Lloyd
                                       ----------------------------------------
                                       By: G. Brian Lloyd
                                       Vice President, Treasurer